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                                                                   EXHIBIT 10.10

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                        LOAN AGREEMENT AND LIMITED WAIVER


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND LIMITED WAIVER (this "Amendment") is entered into as of January 30, 2002, by and among PETROLEUM HELICOPTERS, INC., a Louisiana corporation (the "Borrower"), the Banks (as such term is defined in the hereinafter described Loan Agreement) parties to this Amendment, and BANK OF AMERICA, N.A., as Agent for the Banks (in such capacity, the "Agent").

                                   RECITALS:

         A. The Borrower is a party to a Second Amended and Restated Loan Agreement dated as of July 3, 2001 (as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Loan Agreement") among the Borrower, the Agent, the Issuing Bank (as defined therein), and the several Banks from time to time parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         B. Pursuant to Section 6.02(l) of the Loan Agreement, the Borrower is required to deliver to the Agent and each Bank, contemporaneously with the delivery of its financial statements for the third fiscal quarter of each fiscal year, (i) a copy of a pro forma consolidated balance sheet of the Borrower and the Consolidated Subsidiaries for the next succeeding fiscal year, and (ii) pro forma consolidated statements of earnings, stockholders' equity and cash flows for the Borrower and the Consolidated Subsidiaries for the next succeeding fiscal year (collectively, the "Pro Forma Financial Projections").

         C. The Borrower has delivered its financial statements of the third fiscal quarter of its 2001 fiscal year, but has not delivered the Pro Forma Financial Projections for its 2002 fiscal year and has requested that the Banks waive the Event of Default arising from such noncompliance with Section 6.02(l) (the "Current Event of Default").

         D. The Borrower has also requested that the Banks amend the Loan Agreement to, among other things, (i) extend the Conversion Date of the revolving loans thereunder and (ii) extend the Revolving Loan Maturity Date.

         E. The Banks parties to this Amendment (which Banks are all of the Banks currently parties to the Loan Agreement) are willing to waive the Current Event of Default and agree to such amendment, subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower, set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto hereby agree as follows:


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         SECTION 1. AMENDMENT TO LOAN AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower herein contained, the Borrower, the Banks parties to this Amendment (which Banks are all of the Banks currently parties to the Loan Agreement), and the Agent hereby agree to amend the Loan Agreement, effective as of the Amendment Effective Date (as hereinafter defined), as set forth below in this Section 1.

         (a) AMENDMENTS TO DEFINITIONS. Section 1.01 of the Loan Agreement is amended by deleting the existing definitions of the terms described in this
Section 1(a) below in their entirety and inserting the following definitions in lieu thereof:

                    "Conversion Date" means January 31, 2003.

                    "Independent Appraiser" means (a) HeliValue$, Inc., so long as the same shall not be an Affiliate or have as an officer or director any Affiliate, an officer or director of the Borrower or an officer, director or partner of any Affiliate, or (b) such other Person who or which is neither an Affiliate, an officer or director of the Borrower nor an officer, director or partner of any Affiliate and which, if other than an individual, does not have as an officer, director or partner any Affiliate, an officer or director of the Borrower or an officer, director or partner of any Affiliate, if the same shall have been selected by the Borrower and shall be acceptable to the Requisite Banks; provided, however, that the Requisite Banks may for cause shown at any time and from time to time remove any Person serving as the Independent Appraiser hereunder by an instrument in writing delivered to the Borrower, such removal to become effective at the time (which shall be after the date of delivery of such instrument to the Borrower) designated in such instrument.

                    "Revolving Loan Maturity Date" means (a) January 31, 2004 or
             (b) such earlier date upon which the Revolving Credit Loans otherwise become due and payable in accordance with the terms of this Agreement.

                    "Swap Agreement" means (a) that certain Master Agreement
             dated as of March 31, 1997, between the Borrower and Bank of America (as successor by merger to NationsBank of Texas, N.A.), (b) any other interest rate protection agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, on terms and conditions satisfactory to the Requisite Banks at the inception of such interest rate protection agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to or which Borrower is a party or a beneficiary, and (c) all schedules to the foregoing and confirmations thereunder, in each case, as the same may be further amended, modified, restated or supplemented (including, without limitation, amendments, modifications, restatements or supplements which have the effect of increasing the notional amount, liabilities or obligations thereunder).



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         (b) AMENDMENT TO SECTION 2.02(a). Section 2.02(a) of the Loan Agreement
is amended by deleting it in its entirety and inserting the following in lieu thereof:

                    "(a) Subject to the terms and conditions set forth in this
             Agreement, each Bank severally agrees (i) on the Effective Date to renew, modify and extend the revolving credit loans made by it to the Borrower pursuant to the Existing Loan Agreement and to convert such loans to principal outstanding under a revolving loan hereunder, and (ii) on any Business Day from and after the Effective Date, but prior to the Conversion Date, to make revolving credit loans pursuant to its Revolving Credit Commitment to the Borrower (each such loan renewed, modified and extended and each such loan made on or after the Effective Date, a "Revolving Credit Loan"); provided, however, that each Bank's Revolving Credit Loans and Pro Rata Share of Letter of Credit Usage shall not exceed at any one time the amount set forth opposite such Bank's name on
             Schedule 2.01 under the caption "Revolving Credit Commitment" (as the same may be reduced pursuant to Section 2.06 or otherwise from time to time modified pursuant to Section 10.01, its "Revolving Credit Commitment," and collectively for all Banks, the "Revolving Credit Commitments"); and provided, further, that at no time shall additional Revolving Credit Loans be made or Letter of Credit Actions be taken if, after giving effect to such proposed Extensions of Credit, the outstanding principal amount of the Revolving Credit Loans and Letter of Credit Usage would exceed the Borrowing Base. On the Conversion Date, the Revolving Credit Commitments of the Banks will no longer be revolving in nature, the Revolving Credit Loans will convert into a term facility and all Revolving Credit Loans repaid or prepaid may not be reborrowed. Within the foregoing limits and subject to the conditions set out in Section 4, the Borrower may obtain Borrowings of Revolving Credit Loans, repay or prepay such Revolving Credit Loans, and reborrow such Revolving Credit Loans. The conversion of the indebtedness due to each Bank with respect to loans made to the Borrower pursuant to the Existing Loan Agreement into Revolving Credit Loans under the terms of this Agreement, shall not effect a novation of, but shall be, to the fullest extent applicable, in modification, renewal, extension, rearrangement and replacement of, the loans made by the Banks to the Borrower pursuant to the Existing Loan Agreement."

         (c) AMENDMENT TO SECTION 2.02(b). Section 2.02(b) of the Loan Agreement is amended by deleting it in its entirety and inserting the following in lieu thereof:

                    (b) The principal of the Revolving Credit Loans shall be
             payable in quarterly installments each in an amount equal to 5% of the principal amount of Revolving Credit Loans outstanding as of the Conversion Date, which quarterly installments shall be payable on the last Business Day of each March, June, September, December, commencing on March 31, 2003, and ending on the first such date (after the Conversion Date) on which the aggregate unpaid principal amount of the Revolving Credit Loans shall be paid in full by reason of quarterly


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             installments paid as aforesaid and any prepayments made pursuant to Section 2.05 or otherwise (but in any event no later than the Revolving Loan Maturity Date). If not sooner paid, Borrower agrees to pay the outstanding principal amount of each Revolving Credit Loan, together with accrued interest, on the Revolving Loan Maturity Date.

         (d) AMENDMENT TO SECTION 7.14(c). Section 7.14(c) of the Loan Agreement is amended by deleting it in its entirety and inserting the following in lieu thereof:

                    "(c) MODIFIED CASH FLOW COVERAGE.

                    Permit Modified Cash Flow Coverage for any four consecutive fiscal quarters of Borrower to be less than (a) for any such period of four consecutive fiscal quarters ending during the period from the Effective Date to and including June 30, 2001, 1.10, (b) for any such period of four consecutive fiscal quarters ending during the period from July 1, 2001 to and including December 31, 2001, 1.25, (c) for any such period of four consecutive fiscal quarters ending during the period from January 1, 2002, to and including December 31, 2002, 1.40, and (d) for any such period of four consecutive fiscal quarters ending after December 31, 2002, 1.50."

         (e) AMENDMENT TO SECTION 7.22. Section 7.22 of the Loan Agreement is amended by deleting the first two lines of the first sentence of such Section and inserting in lieu thereof the phrase, "On or before June 15 in each calendar year, commencing on June 15, 2002, to fail to deliver or cause the following to be delivered to the Agent and each Bank:"

         SECTION 2. LIMITED WAIVER. Subject to the terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower made herein, the Banks parties to this Amendment (which Banks are all of the Banks currently parties to the Loan Agreement) hereby waive the Event of Default caused by the Borrower's failure to provide the Pro Forma Financial Projections for the 2002 fiscal year with its financial statements for the fiscal quarter ended September 30, 2001, provided that the Borrower delivers the Pro Forma Financial Projections to the Agent and each Bank by no later than February 15, 2002.

Such waiver is limited to the extent and for the time period specifically set forth in this Section 2 above and no other term, covenant or provision of the Loan Agreement or any other Loan Document is intended to be waived hereby.

         SECTION 3. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the waiver and amendment to the Loan Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

         (a) EXECUTION AND DELIVERY OF THIS AMENDMENT. The Agent shall have received a copy of this Amendment executed and delivered by the Borrower, all of the Banks now parties to the Loan Agreement and, for purposes of section 5(f) of this Amendment, Air Evac Services, Inc., a Louisiana corporation (the "Guarantor").



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         (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

         (c) FEES AND EXPENSES. The Agent shall have received an amendment fee for the account of each Bank now party to the Loan Agreement in an amount equal to the product of (x) 0.125%, multiplied by, (y) the amount of such Bank's Revolving Credit Commitment as of the Amendment Effective Date. Each amendment fee so received by the Agent shall be nonrefundable and shall be deemed to have been earned in full by each Bank when this Amendment has been executed and delivered to the Agent by such Bank, whether or not the Amendment Effective Date occurs. In addition, the Borrower shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Banks parties hereto to enter into this Amendment and to agree to the waiver and amendments contained herein, the Borrower represents and warrants to the Agent and the Banks as follows:

         (a) AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not and will not (i) contravene any term of the Organizational Documents of the Borrower, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower is a party or its property is subject, or (iii) violate or conflict with, or result in a breach of, any applicable Laws, rules, or regulations of any Governmental Authority.

         (b) GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

         (c) NO DEFAULT. Other than the Current Event of Default, no Default or Event of Default exists under any of the Loan Documents. The Borrower is not in default under or with respect to (i) its Organizational Documents or (ii) any material Contractual Obligation of the Borrower. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of the Borrower in any respect.

         (d) BINDING EFFECT. This Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.



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         (e) REPRESENTATIONS AND WARRANTIES. Except to the extent rendered inaccurate solely as a result of the Current Event of Default, the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

         SECTION 5. MISCELLANEOUS

         (a) RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS. Except for the specific waiver set forth in Section 2 above and the amendments expressly set forth in Section 1 above, the terms, provisions, conditions and covenants of the Loan Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Loan Agreement or any other Loan Document. Without limiting the generality of the foregoing, the waiver set forth in Section 2 of this Amendment shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance to any other term, provision, condition or covenant of the Loan Agreement or any other Loan Document; (ii) to prejudice any right or remedy that the Agent or the Banks may now have or may have in the future thereunder or in connection therewith; or
(iii) to constitute a waiver of compliance or consent to noncompliance with respect to the terms, provisions, conditions and covenants of the Loan Agreement made the subject hereof, other than as specifically set forth herein.

         (b) FEES AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.

         (c) HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

         (e) COUNTERPARTS AND AMENDMENT EFFECTIVE DATE. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when (i) each of the conditions precedent set forth in Section 3 of this Amendment have




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been satisfied and (ii) the Agent has received counterparts of this Amendment executed by the Borrower, the Guarantor and the Banks constituting Requisite Banks (the "Amendment Effective Date").

         (f) AFFIRMATION OF GUARANTY AGREEMENT. Notwithstanding that such consent is not required thereunder, the Guarantor hereby consents to the execution and delivery of this Amendment by the parties hereto and reaffirms its obligations under the Guaranty Agreement.

         (g) CONFIRMATION OF LOAN DOCUMENTS AND LIENS. As a material inducement to the Banks to amend the Loan Agreement, the Borrower hereby (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Documents to which it is a party, including, without limitation, the Security Documents and the Liens granted under the Security Documents, (ii) agrees that the execution, delivery and performance of this Amendment shall in no way release, diminish, impair, reduce or otherwise affect such Loan Documents (except for the amendments to and waivers of the Loan Agreement provisions expressly set forth herein) or Liens and (iii) acknowledges and agrees that the Liens granted under the Security Documents secure payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Borrower and the other Borrower Parties of the covenants, agreements and conditions to be performed and observed by each under the Loan Agreement, as amended hereby.

         (h) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                                    BORROWER:

                                    PETROLEUM HELICOPTERS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    AGENT AND BANKS:

                                    BANK OF AMERICA, N.A.,
                                    as Agent and as a Bank


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    WHITNEY NATIONAL BANK,
                                    as a Bank


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK ONE, NA,
                                    as a Bank


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------




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GUARANTOR (FOR PURPOSES OF SECTION 5(f) HEREOF):

AIR EVAC SERVICES, INC.


By:
   ------------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------